UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders, held on December 17, 2024 (the “Annual Meeting”), the stockholders of United Natural Foods, Inc. (the “Company”) approved the Fourth Amended and Restated 2020 Equity Incentive Plan (the “Fourth Amended Plan”) to (i) increase the number of shares that may be issued under the plan by 1,200,000 shares, (ii) require a release prior to vesting of shares upon retirement and (iii) certain other conforming changes. A detailed summary of the material terms of the Fourth Amended Plan appears on pages 65-71 of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on November 6, 2024. This summary of the Fourth Amended Plan is qualified in its entirety by reference to the full text of the Fourth Amended Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 52,548,560 shares of the common stock of the Company, out of a total of 59,909,237 shares of common stock outstanding and entitled to vote as of October 23, 2024, the record date, were present in person or represented by proxies. The Company’s stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

(1)The stockholders elected Lynn S. Blake, Gloria R. Boyland, J. Alexander Miller Douglas, Daphne J. Dufresne, Michael S. Funk, James M. Loree, Shamim Mohammad, James L. Muehlbauer, James C. Pappas and Jack Stahl to serve as Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Lynn S. Blake	45,449,341	1,142,661	289,317	5,667,241
Gloria R. Boyland	45,840,192	752,867	288,260	5,667,241
J. Alexander Miller Douglas	46,241,648	358,709	280,962	5,667,241
Daphne J. Dufresne	45,694,896	895,321	291,102	5,667,241
Michael S. Funk	46,480,810	159,463	241,046	5,667,241
James M. Loree	46,439,651	166,885	274,783	5,667,241
Shamim Mohammad	45,922,613	641,643	317,063	5,667,241
James L. Muehlbauer	46,370,053	248,759	262,507	5,667,241
James C. Pappas	45,181,073	1,456,265	243,981	5,667,241
Jack Stahl	44,816,165	1,777,984	287,170	5,667,241

(2)The stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 2, 2025.

For	Against	Abstain	Broker Non-Votes
51,410,833	887,705	250,022	—

(3)The stockholders approved, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
43,767,642	2,829,893	283,784	5,667,241

(4)The stockholders approved the Fourth Amended and Restated 2020 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
33,570,688	12,975,385	335,246	5,667,241

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Fourth Amended and Restated United Natural Foods, Inc. 2020 Equity Incentive Plan (Filed as Annex A to the Registrant’s Proxy Statement on Form DEF 14A filed on November 6, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Giorgio Matteo Tarditi
Name:	Giorgio Matteo Tarditi
Title:	President and Chief Financial Officer

Date:    December 18, 2024